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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 12, 1997

                         INTEGRATED ORTHOPAEDICS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)


          1-10677                                           76-0203483
          -------                                           ----------
  (Commission File Number)                               (I.R.S. Employer
                                                         Identification No.)


                          5858 Westheimer, Suite 500
                             Houston, Texas  77057
                             ---------------------
                    (Address of principal executive office,
                              including zip code)

       Registrant's telephone number, including area code: (713)225-5464

                 3 Riverway, Suite 1430, Houston, Texas  77056
                 ---------------------------------------------
         (former name or former address, if changed since last report)


The Exhibit Index is located at page  4 .
                                     ---


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 12, 1997, Integrated Orthopaedics, Inc. acquired the accounts receivable and all of the outstanding capital stock of Winters, Kleinschmidt, Frensilli, and Fleming, M.D.s, Ltd. ("WKFF"). When acquired, WKFF owned a long term management agreement with the medical practice conducted by Westside Orthopaedic Clinic (a Professional Corporation) ("Westside"), a six physician orthopaedic medicine practice located in Marrero, Louisiana. In exchange, the Company delivered aggregate consideration, of approximately $3,739,000, including (i) cash, assumed liabilities and estimated transaction costs of approximately $2,111,000, (ii) non-negotiable subordinated convertible promissory notes of approximately $1,085,000, and (iii) 142,402 shares of the Company's common stock. The purchase price was determined after arms-length negotiations between the Company and the physician owners of WKFF. The cash portion of the transaction was funded from the Company's existing cash reserves.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Pro forma financial information.

          To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

     Exhibits.

          1.* Stock Purchase Agreement by and among Integrated Orthopaedics,
              Inc. Jack L. Winters, M.D., A.G. Kleinschmidt, Jr., M.D., Joseph
              J. Frensilli, M.D., Robert A. Fleming, Jr., M.D., Chris J. DiGrado, M.D., and Ralph P. Katz, M.D. dated November 12, 1997.

     * Schedules and exhibits have been omitted from the above listed agreement. The Company agrees to furnish a supplementary copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                INTEGRATED ORTHOPAEDICS, INC.
                                                    (Registrant)

Date: November 26, 1997                         By   /s/ Ronald E. Pierce
                                                  -----------------------------
                                                     Ronald E. Pierce
                                                     President


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                                 EXHIBIT INDEX

Exhibit No.        Description                                          Page No.
-----------        -----------                                          --------
    1              Stock Purchase Agreement by and among Integrated         5
                   Orthopaedics, Inc. Jack L. Winters, M.D., A.G.
                   Kleinschmidt, Jr., M.D., Joseph J. Frensilli, M.D.,
                   Robert A. Fleming, Jr., M.D., Chris J. DiGrado, M.D., and Ralph P. Katz, M.D. dated November 12, 1997.


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